UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2011

PHARMASSET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303-A College Road East Princeton, NJ		08540
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 613-4100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 13, 2011, Pharmasset, Inc. issued a press release announcing that screening has begun in a Phase 2b, international study of PSI-7977 and PSI-938, two nucleotide analog polymerase inhibitors for the treatment of chronic hepatitis C virus (“HCV”) infection. The QUANTUM trial will evaluate interferon-free regimens of PSI-7977 400mg QD and PSI-938 300mg QD with and without ribavirin over 12 or 24 weeks in patients with HCV who have not been treated previously. The trial will also evaluate the use of PSI-938 as monotherapy. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Pharmasset, Inc. Press Release dated September 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMASSET, INC.

Date: September 14, 2011	By:	/s/ Kurt Leutzinger
	Name:	Kurt Leutzinger
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Pharmasset, Inc. Press Release dated September 13, 2011.